UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2020

Voya Investors Trust	Voya Variable Insurance Trust
■ VY® BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S	■ VY® BrandywineGLOBAL — Bond Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Portfolio Mangers’ Reports	3
Shareholder Expense Examples	9
Report of Independent Registered Public Accounting Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Summary Portfolios of Investments (“Portfolio of Investments”)	29
Tax Information	50
Trustee and Officer Information	51
Advisory and Sub-Advisory Contract Approval Discussion	55

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,

For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?

Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.

In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.

Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.

We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 22, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)
U.S. Treasury Obligations	52.3%
Corporate Bonds/Notes	24.9%
U.S. Government Agency Obligations	7.9%
Sovereign Bonds	6.0%
Commercial Mortgage-Backed Securities	1.5%
Asset-Backed Securities	0.4%
Purchased Options	0.4%
Municipal Bonds**	0.0%
Assets in Excess of Other Liabilities*	6.6%
Net Assets	100.0%

* Includes short-term investments.
** Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 11.15% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 10.99% for the same period.

Portfolio Specifics: The Portfolio was broadly positioned for a risk-on, reflationary environment entering 2020. The pandemic induced a sharp rally in U.S. rates over the first quarter of 2020 that negatively impacting the portfolio management team’s structural bias to being underweight U.S. nominal rates. However, we believe the easing of political and vaccine uncertainties in the second half of 2020 helped risk assets to stage a strong comeback. The U.S. election outcome and the commencement of mass inoculation added fuel to the reflationary outlook, resulting in a sell-off in U.S. nominal rates. The outbreak induced economic uncertainty that lowered inflation expectations worldwide, alongside the broader flight-to-quality move in the first quarter. This hurt the performance of the Portfolio’s long breakeven expressions in Japan, Italy, and Germany. The strong retracement in breakeven levels in the U.S., along with peripheral European countries and New Zealand, helped offset the losses from early in the year. The shift by central banks globally to ultra-dovish monetary alongside coordinated fiscal support supported the Portfolio’s allocation to spread assets. The Portfolio benefitted from overweight allocations in investment-grade credit, emerging market debt, and collateralized mortgage-backed securities.

Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	3.5%
United States Treasury Inflation Indexed Bonds, 0.500%, 01/15/28	3.3%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	3.3%
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	3.2%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/30	3.0%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	3.0%
Fannie Mae, 2.625%, 09/06/24	2.6%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/26	2.3%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/45	2.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Our tactical positioning in relative value themes also added to the outperformance. Positioning between Italy/Spain vs. Germany nominal rates strongly performed, as spreads compressed significantly due to the supportive monetary and fiscal policy that boosted the market’s confidence in Spain and Italy’s ability to recover. The EU-UK post-Brexit trade deal also helped the U.S. vs. UK 10-year breakeven position to outperform. The Portfolio Management Team’s strategic trading in Germany and Italy nominal rates further augmented performance. Our tactical Canadian vs. U.S. FX position and U.S. vs. EU nominal rates pared some of the positive performance.

Market Overview: The global markets in 2020 were shocked by the COVID-19 pandemic and geopolitical uncertainty. The year started with a reflationary outlook, but the emergence of the COVID-19 virus in the early first quarter that quickly spread across the globe sparked a massive risk-off move. The flight-to-safety trade resulted in an unprecedented, in our opinion, rally in rates over the first quarter. The U.S. Federal Reserve Board (“Fed”) lowered interest rates by 150 basis point (“1.50%”) via two emergency rate cuts, effectively bringing the Fed Fund Target rate to 0.00–0.25%. This was accompanied by historic coordinated fiscal and monetary stimulus programs. These programs helped taper market volatility over the second quarter, but the strict lockdown measures across the U.S. contributed to a significant increase in the unemployment rate. The U.S. unemployment rate jumped threefold to 14.7% before halving to approximately 6.7% in the late fourth quarter. The Fed and other major global central banks maintained a dovish tone, while the global governments coordinated fiscal stimulus programs to help their battered economies recover. This combination of fiscal and monetary stimulus helped risk assets to stage a strong comeback, with U.S. equity indices touching record highs and 10-year inflation expectations ending the year on a 1-year high of approximately 1.98%, a material recovery from March’s low of approximately 0.55%. The increasing bifurcation between nominal and real rates contributed to the rise in breakeven levels. Clarity on the U.S. election outcome and positive vaccine development further supported the risk-on tone in late 2020. In Europe, the European Central Bank (“ECB”) and Bank of England announced record quantitative easing and monetary stimulus programs. This was paired with an unprecedented €750bn fiscal stimulus plan in the EU. The recovery plan is seen as a lifeline to many of the hardest-hit European countries to support their economies. The EU and the UK finally reached a trade deal in the fourth

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

quarter after a turbulent year of trade negotiations that led to a seesaw in risk sentiment. This brings a marked end to the four-year Brexit saga.

Current Strategy and Outlook: U.S.: The COVID-19 outbreak surged materially across the U.S. Hospitalizations and deaths peaked or are near record highs across many states. Despite the grim outbreak trajectory, positive vaccine developments and confirmed election results brightened the outlook, in our opinion. Risk assets largely retained their positive momentum into year-end 2020. In our opinion, political tail-risk substantially subsided with the confirmation of President-elect Joe Biden. The potential of a divided congress also diminished the plausibility of a material hike in corporate tax rate and sweeping policy reforms. The portfolio management team sees the success of the vaccine deployment as crucial to the recovery narrative in 2021. We believe the timing of effective and widely available COVID-19 vaccines will be a key driver of the restart, particularly in the face of increased risks to U.S. fiscal stimulus needed to sustain households and businesses through the virus shock. Encouraging news on the vaccine front strengthens our base case of a full restart by late 2021.

In our view, the resurgence of COVID-19 cases in the U.S. is likely to dent the economic recovery over the fourth quarter of 2020 and potentially into the first quarter of 2021. Most recent data points, such as the purchasing manager index, nonfarm payroll report, and high-frequency data points (e.g., initial jobless claims), indicated a deceleration in recovery progress. However, we believe robust support in the monetary space and the potential of more fiscal stimulus to support asset prices will maintain the recovery pace in the near term. In our view, monetary stimulus alone will not be enough to sustain the recovery. The success of passing the phase 4 fiscal stimulus will be crucial to the recovery dynamic and, ultimately, the overall economy’s health and prevent any permanent scarring (lost output from pre-COVID-19 levels), in our opinion.

On the inflation front, we believe that the recovery of price levels is likely to be uneven across industries. For example, we expect a prolonged headwind in the airline industry due to the vanishing needs from business travelers, while sectors such as energy may rebound faster due to the direct ties to the activity levels of the economy. The shift in the Fed’s policy framework from a toolkit of suppressing inflation to one that looks to bring back and sustain a reasonable amount of inflation is, in our view, likely to result in higher inflation expectations, in our view. We believe the central bank will likely curb nominal yield rises to prevent an unwanted tightening of financial conditions. Given this dynamic, we believe inflation will move towards the Fed’s 2% target (and potentially higher) over a longer horizon. As it relates to core Consumer Price Index (“CPI”), we estimate it to stay approximately 1.4 — 1.5% year-over-year (“YoY”) into year-end 2020, with headline CPI approximately 0.9% year-over-year by the end of 2020. We expect core CPI to then return to around 1.5% YoY by year-end 2021, before heading higher after that. Please note these estimates are subject to change.

Europe (incl. UK) — We believe that activity in the first quarter of 2021 will continue to be impacted by the virus while the vaccine is rolled out more broadly. In Germany, for example, we are seeing a new round of strict lockdowns, lasting until January 2021. We believe that fiscal and monetary support will remain the main driver of markets in the first quarter of 2021, while risk assets remain well-supported in Europe given the ECB’s significant presence in the market.

One theme we anticipate in the first quarter of 2021 is the backup in European yields as the market prices in a return to normality in the second quarter. Germany’s issuance plan will be of focus, although we expect these to be tilted towards the longer-end (bond issuance vs. bills), providing a further catalyst for a duration selloff. In Italy, debt to GDP is expected to reach almost 160% this year, but in our opinion, we don’t see this as an immediate issue given low yields. Continued ECB buying (the pandemic emergency purchase program was extended in size and duration in early December) is aimed at keeping financial conditions easy and we believe it should dampen any material pick up in volatility. Italy is the largest beneficiary of the recovery fund, however we don’t expect the first funds to be distributed until mid-2021.

In the UK, the Brexit situation remains fluid, which will impact the outlook of the first quarter of 2021. Talks with Europe have extended past the Sunday, December 13th deadline, which the market is taking as a positive indication that a deal is close. The higher reliance on the service sector of the UK economy has resulted in a worse 2020 contraction. Even with a Brexit trade deal, we could see an impact on the recovery pace as businesses adjust to the new regime.

Headline inflation in the Euro area remained in negative territory in November (–0.3% YoY). The pandemic’s resurgence has put a dent in the recovery progress and renewed downside pressure on the demand-side (e.g., energy and consumer). In our opinion, we may not see material recovery in inflation until early-mid 2021, when the vaccine becomes more accessible by the general public.

In Japan — In our view, the Japanese economy’s recovery continued to be bumpy as the recent resurgence of the outbreak cast new uncertainty. The latest economic survey showed that although business conditions continued to improve, the sectorial gap between the manufacturing and non-manufacturing sector further widened. In manufacturing, the outlook continued to improve, leading by autos and production equipment. In non-manufacturing, business sentiment showed bottoming signs, but sectors that were harshly impacted by the pandemic, such as the hospitality sector, continued to face a notable headwind. Corporations readjusted their fiscal year 2020 capital expenditures from +1.4% in September to –1.2% in December, reflecting earnings deterioration and uncertainty around the business outlook. However, the country’s labor market remained robust, compared to its developed market peers, as the understaffing trend continued.

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Nonetheless, any hope of a quick rebound in economic activity has diminished as the country prepares for a protracted recovery. We expect the Bank of Japan to stay dovish in its policymaking. The central bank has taken several easing measures since March, mainly through quantitative easing and yield curve controls . The Japanese government also dished out new fiscal support to further cushion the economy. Most recently, the government announced on Monday, December 14th, that it will compile a third extra budget of approximately 21.84 trillion yen for fiscal 2020 to dampen the economic fallout.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	10.65%	4.15%	2.71%
Class I	11.15%	4.75%	3.31%
Class S	10.95%	4.50%	3.07%
TIPS Index	10.99%	5.08%	3.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)
Corporate Bonds/Notes	54.9%
U.S. Treasury Obligations	28.1%
U.S. Government Agency Obligations	5.4%
Commercial Mortgage-Backed Securities	3.5%
Collateralized Mortgage Obligations	1.5%
Asset-Backed Securities	0.3%
Assets in Excess of Other Liabilities*	6.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BrandywineGLOBAL — Bond Portfolio* (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, and Anujeet Sareen, CFA, Portfolio Managers** of Brandywine Global Investment Management, LLC (“Brandywine”). — the Sub-Adviser.

Performance: For the year-ended December 31, 2020, the Portfolio’s shares provided a total return of 17.47% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% for the same period.

Portfolio Specifics — With the onset of the global pandemic in early March and ensuing market volatility, we increased our investment grade corporate exposure in late March and continued to favor this sector throughout 2020. With the implicit backstop of the U.S. Federal Reserve Board and attractive yields, we felt that investment grade corporates offered the best risk/return opportunity in our investment universe. Corporate spreads narrowed substantially during the remainder of the year and this was the largest contributor to performance.

As economic data began to improve in late summer, our investment team became concerned about interest rate sensitivity in the Portfolio. U.S. Treasury yields fell sharply during the first part of the year and fell again in early August. At this time, our valuation models and macro outlook suggested that yields could move higher. With this in mind, we initiated a short position in long-dated U.S. Treasuries to reduce the Portfolio’s interest rate sensitivity. This short position along with a modest reduction in our corporate credit positions reduced the Portfolio’s duration by almost half. This Portfolio shift contributed to returns during the latter part of the year as Treasury yields moved higher in late 2020.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
United States Treasury Floating Rate Note, 0.209%, 04/30/22	11.4%
United States Treasury Floating Rate Note, 0.150%, 07/31/22	9.9%
United States Treasury Floating Rate Note, 0.150%, 10/31/22	6.8%
Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/39	3.2%
Federal Home Loan Banks, 1.875%, 07/07/21	3.1%
FREMF 2012-K23 B Mortgage Trust, 3.656%, 10/25/45	3.0%
Freeport-McMoRan, Inc., 5.450%, 03/15/43	2.7%
International Business Machines Corp., 4.250%, 05/15/49	2.5%
JPMorgan Chase & Co., 4.493%, 03/24/31	2.5%
Freddie Mac, 1.125%, 08/12/21	2.3%
Portfolio holdings are subject to change daily.

Markets continued to improve for the remainder of 2020 as investors focused on the prospects of an eventual re-opening of the economy. As our investment grade corporate positions rallied, we trimmed select positions due to valuations and rotated exposure to more cyclically oriented credits with more attractive valuations such as select energy companies. Due to continued concerns around rising Treasury yields, we maintained our short position through the end of the year.

Current Strategy and Outlook: We believe our outlook for 2021 is constructive for growth in the U.S. and globally. We believe the large-scale support from central banks around the world, multiple COVID-19 vaccines and pent up consumer and business demand should support growth in 2021. As such, we continue to overweight select investment grade credit positions which should continue to benefit from an improving growth backdrop, in our opinion. Corporate spreads have narrowed, and we anticipate reducing exposure gradually overtime due to valuations. We remain concerned about rising interest rates and expect to limit the Portfolio’s interest rate sensitivity where possible.

*	Effective July 31, 2020, the Investment Adviser entered into a new sub-advisory agreement with Brandywine Global Investment Management, LLC due to a change in control of Legg Mason Inc., its parent company. The new sub-advisory agreement includes the same terms and same portfolio management teams as was in place under the Portfolio’s previous agreement.
**	Effective December 31, 2020, Stephen S. Smith stepped down from the portfolio management team and no longer serves as a portfolio manager of the Portfolio. Mr. Smith has transitioned to an advisory role at Brandywine.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception February 20, 2015
VY® BrandywineGLOBAL - Bond Portfolio	17.47%	6.10%	5.22%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL - Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,050.20	1.22%	$6.29	$1,000.00	$1,019.00	1.22%	$6.19
Class I	1,000.00	1,052.80	0.62	3.20	1,000.00	1,022.02	0.62	3.15
Class S	1,000.00	1,052.10	0.87	4.49	1,000.00	1,020.76	0.87	4.42

VY® BrandywineGLOBAL — Bond Portfolio
	$1,000.00	$1,077.30	0.58%	$3.03	$1,000.00	$1,022.22	0.58%	$2.95

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio and the Boards of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolio of investments and summary portfolio of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2021

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*	$279,600,220	$298,526,408
Short-term investments at fair value†	14,416,461	1,927,459
Cash collateral for futures contracts	10,114	2,658,881
Cash pledged for centrally cleared swaps (Note 2)	4,000,490	—
Cash pledged as collateral for OTC derivatives (Note 2)	300,000	—
Foreign currencies at value‡	204,791	—
Receivables:
Investment securities sold	1,613,603	14,478,151
Fund shares sold	2,133,417	98,000
Dividends	145	280
Interest	1,059,171	2,078,288
Unrealized appreciation on forward foreign currency contracts	4,043	—
Unrealized appreciation on OTC swap agreements	760,867	—
Variation margin receivable on centrally cleared swaps	69,898	—
Prepaid expenses	1,235	946
Other assets	17,771	5,621
Total assets	304,192,226	319,774,034

LIABILITIES:
Payable for investment securities purchased	1,868,483	—
Payable for fund shares redeemed	46,501	825,142
Unrealized depreciation on forward foreign currency contracts	241,343	—
Unrealized depreciation on OTC swap agreements	461	—
Cash received as collateral for OTC derivatives (Note 2)	910,000	—
Payable for investment management fees	123,697	158,091
Payable for distribution and shareholder service fees	56,975	—
Payable to trustees under the deferred compensation plan (Note 6)	17,771	5,621
Payable for trustee fees	1,409	1,412
Other accrued expenses and liabilities	109,327	118,396
Written options, at fair valueˆ	1,314,217	—
Total liabilities	4,690,184	1,108,662
NET ASSETS	$299,502,042	$318,665,372

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$343,857,818	$273,281,851
Total distributable earnings (loss)	(44,355,776)	45,383,521
NET ASSETS	$299,502,042	$318,665,372

* Cost of investments in securities	$254,134,686	$280,217,441
† Cost of short-term investments	$14,416,461	$1,927,459
‡ Cost of foreign currencies	$202,123	$—
ˆ Premiums received on written options	$1,529,705	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
Class ADV
Net assets	$47,352,416	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,608,276	n/a
Net asset value and redemption price per share	$10.28	n/a

Class I
Net assets	$92,766,513	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,682,526	n/a
Net asset value and redemption price per share	$10.68	n/a

Class S
Net assets	$159,383,113	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	15,038,126	n/a
Net asset value and redemption price per share	$10.60	n/a

Portfolio(1)
Net assets	n/a	$318,665,372
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	26,480,996
Net asset value and redemption price per share	n/a	$12.03

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio

INVESTMENT INCOME:
Dividends	$12,706	$34,911
Interest, net of foreign taxes withheld*	4,870,353	7,045,669
Total investment income	4,883,059	7,080,580

EXPENSES:
Investment management fees	1,509,070	1,412,589
Distribution and shareholder service fees:
Class ADV	272,049	—
Class S	377,122	—
Transfer agent fees (Note 6):		1,455
Class ADV	11,912	—
Class I	22,519	—
Class S	39,635	—
Shareholder reporting expense	32,445	15,586
Professional fees	65,597	90,832
Custody and accounting expense	140,245	43,485
Trustee fees	11,273	11,301
Miscellaneous expense	15,366	8,818
Interest expense	199	155
Total expenses	2,497,432	1,584,221
Recouped/(Waived and reimbursed fees)	(112,726)	60,421
Net expenses	2,384,706	1,644,642
Net investment income	2,498,353	5,435,938

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,117,255	19,573,696
Forward foreign currency contracts	(1,053,595)	—
Foreign currency related transactions	(95,200)	—
Futures	909,161	1,715,341
Swaps	(800,441)	—
Written options	793,385	—
Net realized gain	8,870,565	21,289,037
Net change in unrealized appreciation (depreciation) on:
Investments	16,563,738	17,806,167
Forward foreign currency contracts	20,127	—
Foreign currency related transactions	(52,176)	—
Futures	223,237	378,359
Swaps	1,534,471	—
Written options	(250,662)	—
Net change in unrealized appreciation (depreciation)	18,038,735	18,184,526
Net realized and unrealized gain	26,909,300	39,473,563
Increase in net assets resulting from operations	$29,407,653	$44,909,501

* Foreign taxes withheld	$104	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$2,498,353	$4,538,326	$5,435,938	$4,456,750
Net realized gain	8,870,565	2,975,651	21,289,037	10,395,524
Net change in unrealized appreciation (depreciation)	18,038,735	13,446,499	18,184,526	2,714,705
Increase in net assets resulting from operations	29,407,653	20,960,476	44,909,501	17,566,979

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):			(7,776,746)	(3,417,729)
Class ADV	(369,573)	(858,621)	—	—
Class I	(1,038,565)	(1,810,500)	—	—
Class S	(1,464,646)	(3,314,035)	—	—
Return of capital:
Class ADV	(258,130)	—	—	—
Class I	(465,220)	—	—	—
Class S	(834,668)	—	—	—
Total distributions	(4,430,802)	(5,983,156)	(7,776,746)	(3,417,729)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,965,213	68,026,433	216,779,069	43,513,332
Reinvestment of distributions	4,430,802	5,983,156	7,776,746	3,417,729
	64,396,015	74,009,589	224,555,815	46,931,061
Cost of shares redeemed	(67,828,595)	(49,588,217)	(125,915,207)	(72,346,903)
Net increase (decrease) in net assets resulting from capital share transactions	(3,432,580)	24,421,372	98,640,608	(25,415,842)
Net increase (decrease) in net assets	21,544,271	39,398,692	135,773,363	(11,266,592)

NET ASSETS:
Beginning of year or period	277,957,771	238,559,079	182,892,009	194,158,601
End of year or period	$299,502,042	$277,957,771	$318,665,372	$182,892,009

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-20	9.42	0.05		0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
12-31-19	8.93	0.11		0.56	0.67	0.18	—	—	0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—	0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—	0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
Class I
12-31-20	9.78	0.12		0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
12-31-19	9.26	0.18		0.57	0.75	0.23	—	—	0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—	0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—	0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
Class S
12-31-20	9.70	0.09		0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
12-31-19	9.18	0.15		0.58	0.73	0.21	—	—	0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—	0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—	0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
VY® BrandywineGLOBAL- Bond Portfolio
12-31-20	10.51	0.22	•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134
12-31-19	9.73	0.25	•	0.73	0.98	0.20	—	—	0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-two active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign

(non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2020, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to their derivative transactions failed to perform would be $1,761,255 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC interest rate swaps were they to be unwound as of December 31, 2020. At December 31, 2020, BlackRock Inflation Protected Bond had received $910,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2020, BlackRock Inflation Protected Bond had a liability position of $1,497,477 on forward foreign currency contracts, OTC interest rate swaps and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2020, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2020, BlackRock Inflation Protected Bond pledged $300,000 in cash collateral for their open OTC derivative transactions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had average contract amounts of $15,902,263 and $29,899,333 on forward foreign currency contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2020.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2020, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy. During the year ended December 31, 2020, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
BlackRock Inflation Protected Bond	$65,299,729	$24,491,238
Bond Portfolio	—	57,695,438

Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2020.

At December 31, 2020, BlackRock Inflation Protected Bond had pledged U.S. Treasuries with an original par value of $292,000 as collateral for open futures contracts.

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written exchange-traded futures contracts to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $36,571,388 and $24,749,277, respectively, on purchased and written exchange-traded futures contracts. Please refer to the tables within the Portfolio of Investments for open purchased and written options on exchange-traded futures contracts at December 31, 2020.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $63,524,658 and $267,390,564, respectively, on purchased and written interest rate swaptions. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2020.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written foreign currency options to manage its foreign exchange exposure and to generate income. BlackRock Inflation Protected Bond had average notional values of $2,082,468 and

$2,752,941, respectively, on purchased and written foreign currency options. There were no open purchased and written foreign currency options at December 31, 2020.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written inflation rate caps and floors to gain exposure to interest rates and generate income as disclosed below. Please refer to the tables within the Portfolio of Investments for open purchased and written inflation rate caps at December 31, 2020. There were no purchased and written inflation rate floors at December 31, 2020.

	Purchased	Written
Inflation rate caps	$14,922,000	$14,922,000
Inflation rate floors	7,756,667	15,503,333

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amount on long interest rate swaps for BlackRock Inflation Protected Bond was $96,642,869.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amount on short interest rate swaps for BlackRock Inflation Protected Bond was $110,164,826.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2020.

At December 31, 2020, BlackRock Inflation Protected Bond pledged $4,000,490 in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amount on long inflation-linked swaps for BlackRock Inflation Protected Bond was $21,973,206.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $159,693,245.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2020.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Indemnifications. In the normal course of business, the Portfolios may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$97,614,412	$103,339,421
Bond Portfolio	242,165,725	146,654,877

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$139,960,401	$145,380,627
Bond Portfolio	206,164,286	199,431,341

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter

(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio	Brandywine Global Investment Management, LLC(2)

(2)	Effective July 31, 2020, the Investment Adviser entered into a new sub-advisory agreement with Brandywine Global Investment Management, LLC due to a change in control of Legg Mason, Inc., its parent company. The new sub-advisory agreement includes the same terms and same portfolio management team as the previous agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE
(continued)

the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	17.36%
Voya Solution 2025 Portfolio	Bond Portfolio	17.84
Voya Solution 2035 Portfolio	Bond Portfolio	8.39
Voya Solution Income Portfolio	Bond Portfolio	13.41

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
BlackRock Inflation Protected Bond	$73,034
Bond Portfolio	—

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2021	2022	2023	Total
Bond Portfolio	$271,640	$46,992	$—	$318,632

The Expense Limitation Agreements are contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2020.

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	4	$1,660,500	1.08%
Bond Portfolio	1	3,402,000	1.29

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2020	577,915	—	63,818	(796,757)	(155,024)	5,686,844	—	627,703	(7,736,821)	(1,422,274)
12/31/2019	318,553	—	93,232	(580,639)	(168,854)	2,939,064	—	858,622	(5,353,509)	(1,555,823)
Class I
12/31/2020	3,301,547	—	146,726	(3,843,806)	(395,533)	33,787,048	—	1,503,785	(38,878,240)	(3,587,407)
12/31/2019	6,137,405	—	188,348	(1,647,916)	4,677,837	57,920,215	—	1,810,501	(15,943,201)	43,787,515
Class S
12/31/2020	2,037,324	—	225,742	(2,105,881)	157,185	20,491,321	—	2,299,314	(21,213,534)	1,577,101
12/31/2019	761,622	—	349,295	(2,978,878)	(1,867,961)	7,167,154	—	3,314,034	(28,291,507)	(17,810,319)
Bond Portfolio
12/31/2020	19,460,953	—	684,573	(11,060,737)	9,084,789	216,779,069	—	7,776,746	(125,915,207)	98,640,608
12/31/2019	4,249,162	—	335,400	(7,133,760)	(2,549,198)	43,513,332	—	3,417,729	(72,346,903)	(25,415,842)

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

At December 31, 2020, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, capital loss carryforwards, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Return of Capital	Ordinary Income
BlackRock Inflation Protected Bond	$2,872,784	$1,558,018	$5,983,156
Bond Portfolio	7,776,746	—	3,417,729

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:

	Undistributed Ordinary	Undistributed Long-Term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$—	$—	$27,393,950	$(4,898,384)	Short-term	None
				(66,071,834)	Long-term	None
				$(70,970,218)
Bond Portfolio	24,047,353	3,030,365	18,308,967	$—	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal

Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 12 — LONDON INTERBANK OFFERED RATE
(“LIBOR”) (continued)

market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the

Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.9%
		Communications: 0.7%
1,000,000		Alibaba Group Holding Ltd., 3.125%, 11/28/2021	$1,019,854	0.3
616,000	(1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	702,117	0.2
434,000		Other Securities	485,553	0.2
			2,207,524	0.7

		Consumer, Cyclical: 1.9%
1,750,000		American Honda Finance Corp., 0.650%–2.600%, 11/16/2022–09/08/2023	1,797,891	0.6
3,000,000	(1)	BMW US Capital LLC, 3.800%, 04/06/2023	3,222,859	1.1
150,000	(1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	157,727	0.0
570,000		Other Securities	592,528	0.2
			5,771,005	1.9

		Consumer, Non-cyclical: 1.1%
2,500,000		Philip Morris International, Inc., 2.625%, 03/06/2023	2,625,950	0.9
444,000		Other Securities	498,087	0.2
			3,124,037	1.1

		Energy: 0.9%
1,550,000		BP Capital Markets PLC, 3.561%, 11/01/2021	1,591,715	0.5
1,000,000	(1)	Schlumberger Finance Canada Ltd., 2.650%, 11/20/2022	1,037,896	0.3
135,000		Other Securities	157,510	0.1
			2,787,121	0.9

		Financial: 18.2%
1,885,000	(1)	AIA Group Ltd., 0.759%, (US0003M + 0.520%), 09/20/2021	1,884,755	0.6
1,000,000	(1)	AIG Global Funding, 0.450%, 12/08/2023	1,000,238	0.3
200,000		American Express Co., 2.500%, 08/01/2022	206,425	0.1
2,000,000		American Express Co., 3.700%, 08/03/2023	2,166,681	0.7
2,000,000	(2)	Bank of America Corp., 2.816%, 07/21/2023	2,077,429	0.7
4,854,000	(2)	Bank of America Corp., 1.898%–3.705%, 01/23/2022–07/23/2031	5,044,599	1.7
1,300,000		Bank of Montreal, 0.450%, 12/08/2023	1,304,956	0.4
1,250,000	(2)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	1,288,697	0.4
740,000	(1)	Banque Federative du Credit Mutuel SA, 0.650%, 02/27/2024	742,318	0.2
760,000	(1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	785,067	0.3
2,500,000	(2)	Citibank NA, 2.844%, 05/20/2022	2,524,057	0.8
3,000,000	(2)	Citigroup, Inc., 0.776%, 10/30/2024	3,020,921	1.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
125,000	(2)	Citigroup, Inc., 2.666%, 01/29/2031	$134,190	0.1
4,000,000		Credit Suisse AG/New York NY, 1.000%, 05/05/2023	4,061,664	1.4
200,000	(1),(2)	Danske Bank A/S, 1.171%, 12/08/2023	200,988	0.0
200,000	(1)	Danske Bank A/S, 1.226%, 06/22/2024	202,915	0.1
1,000,000	(2)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,020,402	0.3
2,000,000	(2)	Goldman Sachs Group, Inc./The, 0.627%, 11/17/2023	2,008,761	0.7
3,500,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	3,706,061	1.3
1,441,000	(2)	JPMorgan Chase & Co., 3.559%–4.493%, 04/23/2024–03/24/2031	1,592,316	0.5
870,000	(2)	KeyBank NA/Cleveland OH, 0.423%, 01/03/2024	871,218	0.3
1,614,000	(1)	MassMutual Global Funding II, 0.850%, 06/09/2023	1,634,209	0.6
1,170,000	(1)	Metropolitan Life Global Funding I, 0.900%, 06/08/2023	1,185,041	0.4
2,000,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	2,068,269	0.7
1,700,000	(2)	Mizuho Financial Group, Inc., 1.241%–3.922%, 07/10/2024–09/11/2024	1,742,773	0.6
4,000,000		Morgan Stanley, 2.750%, 05/19/2022	4,131,619	1.4
239,000	(2)	Morgan Stanley, 3.772%–4.000%, 07/23/2025–01/24/2029	274,723	0.1
1,000,000	(1)	Nationwide Building Society, 2.000%, 01/27/2023	1,032,441	0.3
1,800,000		Sumitomo Mitsui Financial Group, Inc., 2.846%–3.936%, 01/11/2022–10/16/2023	1,916,845	0.6
1,400,000	(1)	Swedbank AB, 0.600%, 09/25/2023	1,403,794	0.5
2,100,000		Wells Fargo & Co., 3.500%, 03/08/2022	2,177,523	0.7
303,000	(2)	Wells Fargo & Co., 3.000%–3.584%, 10/23/2026–05/22/2028	340,974	0.1
809,000		Other Securities	841,601	0.3
			54,594,470	18.2

		Industrial: 0.2%
425,000		Other Securities	480,059	0.2

		Technology: 1.8%
1,000,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%, 01/15/2023	1,040,672	0.3

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
2,275,000		International Business Machines Corp., 2.850%, 05/13/2022	$2,356,213	0.8
500,000	(1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.150%, 05/01/2027	551,526	0.2
1,055,000		Oracle Corp., 2.500%–3.600%, 05/15/2022–04/01/2050	1,091,126	0.4
313,000		Other Securities	355,836	0.1
			5,395,373	1.8

		Utilities: 0.1%
301,000		Other Securities	322,870	0.1
		Total Corporate Bonds/Notes (Cost $73,440,633)	74,682,459	24.9

MUNICIPAL BONDS: 0.0%
		: 0.0%
85,000		Other Securities	104,897	0.0
		Total Municipal Bonds (Cost $101,108)	104,897	0.0

U.S. TREASURY OBLIGATIONS: 52.3%
		Treasury Inflation Indexed Protected Securities: 51.8%
4,648,242		0.125%,10/15/2024	4,984,929	1.7
3,903,771		0.125%,10/15/2025	4,245,921	1.4
6,371,150		0.125%,07/15/2026	7,008,657	2.3
1,983,657		0.125%,01/15/2030	2,213,987	0.7
8,124,720		0.125%,07/15/2030	9,118,429	3.0
2,427,835		0.250%,07/15/2029	2,749,598	0.9
2,790,292		0.250%,02/15/2050	3,330,354	1.1
2,992,105		0.375%,07/15/2025	3,287,129	1.1
8,492,845		0.375%,01/15/2027	9,480,328	3.2
9,346,047		0.375%,07/15/2027	10,518,489	3.5
8,674,428		0.500%,01/15/2028	9,839,450	3.3
8,137,308		0.625%,01/15/2026	9,085,461	3.0
3,539,250		0.625%,02/15/2043	4,416,218	1.5
8,381,626		0.750%,07/15/2028	9,751,904	3.3
4,683,998		0.750%,02/15/2042	5,967,564	2.0
5,086,542	(3)	0.750%,02/15/2045	6,566,646	2.2
2,770,812		0.875%,01/15/2029	3,257,646	1.1
2,087,265		0.875%,02/15/2047	2,809,471	0.9
3,423,198		1.000%,02/15/2046	4,673,593	1.6
2,819,333		1.000%,02/15/2048	3,929,478	1.3
2,519,689		1.000%,02/15/2049	3,552,364	1.2
3,843,374		1.375%,02/15/2044	5,539,994	1.9
2,789,112	(3)	1.750%,01/15/2028	3,422,334	1.1
3,896,432		2.000%,01/15/2026	4,634,049	1.6
1,892,977		2.125%,02/15/2040	2,934,253	1.0
2,514,820		2.125%,02/15/2041	3,947,211	1.3
3,663,106		2.375%,01/15/2027	4,555,460	1.5
2,146,656		2.500%,01/15/2029	2,821,003	0.9
1,863,052		3.375%,04/15/2032	2,839,673	1.0
2,568,480		0.125%–3.875%, 04/15/2023–04/15/2029	3,478,822	1.2
			154,960,415	51.8
	Principal Amount†			Value	Percentage of Net Assets
			U.S. Treasury Bonds: 0.5%
	1,565,000	(3)	1.125%–1.375%, 08/15/2040–08/15/2050	$1,493,912	0.5
			Total U.S. Treasury Obligations (Cost $136,842,924)	156,454,327	52.3

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 7.9%
			Federal Home Loan Bank: 2.5%
	5,255,000		2.875%,09/13/2024	5,764,486	1.9
	1,515,000		3.250%,11/16/2028	1,812,179	0.6
				7,576,665	2.5

			Federal Home Loan Mortgage Corporation: 0.3%
	805,000		2.375%,01/13/2022	823,662	0.3

			Federal National Mortgage Association: 4.3%(4)
	4,830,000		1.875%,09/24/2026	5,223,936	1.7
	7,120,000		2.625%,09/06/2024	7,744,950	2.6
				12,968,886	4.3

			Other U.S. Agency Obligations: 0.8%
	2,190,000		2.875%,12/21/2023	2,360,459	0.8
			Total U.S. Government Agency Obligations (Cost $21,579,251)	23,729,672	7.9

SOVEREIGN BONDS: 6.0%
	2,500,000		Israel Government AID Bond, 5.500%, 04/26/2024	2,919,424	1.0
EUR	1,736,933	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	2,382,047	0.8
JPY	329,954,880		Japanese Government CPI Linked Bond, 0.100%, 03/10/2028	3,205,440	1.1
JPY	249,752,500		Japanese Government CPI Linked Bond, 0.100%, 03/10/2029	2,431,129	0.8
NZD	1,335,000		New Zealand Government Bond, 1.750%, 05/15/2041	947,519	0.3
NZD	2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	2,223,883	0.7
NZD	1,158,000		New Zealand Government Inflation Linked Bond, 2.000%, 09/20/2025	1,036,109	0.3
EUR	720,000	(1)	Spain Government Bond, 0.500%, 04/30/2030	922,101	0.3
EUR	435,000	(1)	Spain Government Bond, 1.000%, 10/31/2050	550,556	0.2
EUR	533,965	(1)	Spain Government Inflation Linked Bond, 1.000%, 11/30/2030	783,645	0.3
	565,000		Other Securities	619,984	0.2
			Total Sovereign Bonds (Cost $16,136,655)	18,021,837	6.0

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
1,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	$1,176,279	0.4
1,000,000		GS Mortgage Securities Trust 2017-GS7 A4, 3.430%, 08/10/2050	1,142,776	0.4
700,000		Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	795,896	0.3
1,216,000		Other Securities	1,369,822	0.4
		Total Commercial Mortgage-Backed Securities (Cost $3,957,294)	4,484,773	1.5

ASSET-BACKED SECURITIES: 0.4%
		Student Loan Asset-Backed Securities: 0.4%
260,000	(1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	272,740	0.1
800,000	(1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	830,883	0.3
		Total Asset-Backed Securities (Cost $1,067,761)	1,103,623	0.4

	Value	Percentage of Net Assets

PURCHASED OPTIONS(5): 0.4%
Total Purchased Options (Cost $1,009,060)	1,018,632	0.4
Total Long-Term Investments (Cost $254,134,686)	279,600,220	93.4

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.8%
		Mutual Funds: 4.8%
14,416,461	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $14,416,461)	14,416,461	4.8
		Total Short-Term Investments (Cost $14,416,461)	14,416,461	4.8
		Total Investments in Securities (Cost $268,551,147)	$294,016,681	98.2
		Assets in Excess of Other Liabilities	5,485,361	1.8
		Net Assets	$299,502,042	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

Currency Abbreviations:

EUR	EU Euro
JPY	Japanese Yen
NZD	New Zealand Dollar

Reference Rate Abbreviations:
US0003M  3-month LIBOR

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Purchased Options	$22,287	$996,345	$—	$1,018,632
Corporate Bonds/Notes	—	74,682,459	—	74,682,459
Municipal Bonds	—	104,897	—	104,897
Commercial Mortgage-Backed Securities	—	4,484,773	—	4,484,773
Sovereign Bonds	—	18,021,837	—	18,021,837
U.S. Government Agency Obligations	—	23,729,672	—	23,729,672
Asset-Backed Securities	—	1,103,623	—	1,103,623
U.S. Treasury Obligations	—	156,454,327	—	156,454,327
Short-Term Investments	14,416,461	—	—	14,416,461
Total Investments, at fair value	$14,438,748	$279,577,933	$—	$294,016,681
Other Financial Instruments+
Centrally Cleared Swaps	—	4,273,102	—	4,273,102
Forward Foreign Currency Contracts	—	4,043	—	4,043
Futures	99,370	—	—	99,370
OTC Swaps	—	760,867	—	760,867
Total Assets	$14,538,118	$284,615,945	$—	$299,154,063
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(3,091,607)	$—	$(3,091,607)
Forward Foreign Currency Contracts	—	(241,343)	—	(241,343)
Futures	(37,135)	—	—	(37,135)
OTC Swaps	—	(461)	—	(461)
Written Options	(58,544)	(1,255,673)	—	(1,314,217)
Total Liabilities	$(95,679)	$(4,589,084)	$—	$(4,684,763)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	375,684	USD	295,000	Citibank N.A.	03/11/21	$195
USD	295,000	CAD	376,389	Citibank N.A.	03/17/21	(753)
USD	134,774	EUR	110,554	Commonwealth Bank of Australia	01/06/21	(290)
USD	5,609,515	JPY	582,856,000	Deutsche Bank AG	01/06/21	(35,449)
USD	2,175,907	EUR	1,825,000	Goldman Sachs International	01/06/21	(53,701)
EUR	1,857,000	USD	2,272,597	UBS AG	01/06/21	(3,893)
USD	2,185,613	EUR	1,825,000	UBS AG	01/06/21	(43,996)
USD	4,075,665	NZD	5,808,000	UBS AG	01/06/21	(103,261)
USD	2,274,131	EUR	1,857,000	UBS AG	02/03/21	3,848
						$(237,300)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	14	03/31/21	$3,093,672	$201
U.S. Treasury 5-Year Note	313	03/31/21	39,489,352	88,627
U.S. Treasury Ultra 10-Year Note	29	03/22/21	4,534,422	8,106
			$47,117,446	$96,934
Short Contracts:
Canada 10-Year Bond	(16)	03/22/21	(1,874,146)	(5,329)
Euro-Bund	(23)	03/08/21	(4,991,290)	(4,514)
Euro-Buxl® 30-year German Government Bond	(2)	03/08/21	(550,326)	(4,918)
Long-Term Euro-BTP	(11)	03/08/21	(2,042,721)	(11,431)
U.S. Treasury 10-Year Note	(49)	03/22/21	(6,765,828)	(10,943)
U.S. Treasury Ultra Long Bond	(1)	03/22/21	(213,562)	2,436
			$(16,437,873)	$(34,699)

At December 31, 2020, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.298)%	Annual	01/16/22	EUR	2,480,000	$7,032	$7,032
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.479)	Annual	03/05/22	EUR	1,230,000	662	662
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.477)	Annual	03/06/22	EUR	730,000	403	403
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.493)	Annual	03/09/22	EUR	880,000	296	296
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.250)	Annual	06/24/22	EUR	560,000	2,828	2,828
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.290)	Annual	06/25/22	EUR	210,000	911	911
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.280)	Annual	06/26/22	EUR	210,000	949	949
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.275)	Annual	06/30/22	EUR	210,000	971	971
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.292)	Annual	07/16/22	EUR	780,000	3,417	3,417
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.301)	Annual	07/20/22	EUR	1,240,000	5,229	5,229
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.301)	Annual	07/20/22	EUR	1,300,000	5,494	5,494
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.320)	Annual	09/29/22	EUR	1,150,000	4,921	4,921
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.340)	Annual	10/02/22	EUR	1,250,000	4,874	4,874
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.336)	Annual	10/02/22	EUR	1,170,000	4,663	4,663
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.341)	Annual	11/02/22	EUR	810,000	3,365	3,365
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.333)	Annual	02/12/23	EUR	610,000	2,852	2,852
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.414)	Annual	03/02/23	EUR	1,450,000	3,863	3,863
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.474)	Annual	03/04/23	EUR	620,000	733	733
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.304)	Annual	04/29/23	EUR	1,240,000	6,577	6,577
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.337)	Annual	05/03/23	EUR	810,000	3,627	3,627
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.370)	Annual	05/04/23	EUR	760,000	2,783	2,783
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.372)	Annual	05/06/23	EUR	400,000	1,452	1,452
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.415)	Annual	06/24/23	EUR	610,000	1,513	1,513
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.400)	Annual	06/25/23	EUR	610,000	1,745	1,745
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.426)	Annual	07/02/23	EUR	720,000	1,579	1,564
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.400)	Annual	07/08/23	EUR	590,000	1,670	1,641
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.408)	Annual	07/20/23	EUR	1,300,000	3,412	3,385
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.408)	Annual	07/27/23	EUR	610,000	1,596	1,583
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.423)	Annual	08/09/23	EUR	360,000	797	790
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.437)	Annual	08/24/23	EUR	540,000	997	986
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.465)	Annual	09/13/23	EUR	1,020,000	1,147	1,126
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.436)	Annual	10/06/23	EUR	310,000	565	565
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.429)	Annual	09/21/25	EUR	210,000	496	577
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.337)	Annual	07/20/26	EUR	490,000	3,105	3,093
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.251)	Annual	08/16/27	EUR	480,000	3,691	3,679
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.243)	Annual	08/16/27	EUR	480,000	3,917	3,917
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.283)	Annual	09/19/27	EUR	190,000	1,002	997
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.385)	Annual	10/18/27	EUR	110,000	(163)	(166)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.354)	Annual	10/18/27	EUR	400,000	173	164
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.358)	Annual	12/12/27	EUR	240,000	(121)	(127)
Pay	3-month USD-LIBOR	Quarterly	2.526	Semi-Annual	02/07/22	USD	20,030,000	514,905	514,905

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	0.679%	Semi-Annual	03/06/22	USD	670,000	$3,880	$3,880
Pay	3-month USD-LIBOR	Quarterly	2.250	Semi-Annual	04/27/22	USD	5,370,000	146,280	146,280
Pay	3-month USD-LIBOR	Quarterly	1.713	Semi-Annual	07/13/22	USD	9,250,000	141,449	141,449
Pay	3-month USD-LIBOR	Quarterly	0.230	Semi-Annual	10/21/22	USD	310,000	240	235
Pay	3-month USD-LIBOR	Quarterly	1.095	Semi-Annual	03/01/23	USD	2,840,000	51,427	51,427
Pay	3-month USD-LIBOR	Quarterly	0.250	Semi-Annual	07/08/23	USD	1,150,000	135	117
Pay	3-month USD-LIBOR	Quarterly	0.400	Semi-Annual	11/22/23	USD	1,365,000	1,171	1,149
Pay	3-month USD-LIBOR	Quarterly	3.090	Semi-Annual	11/29/24	USD	4,210,000	456,368	456,368
Pay	3-month USD-LIBOR	Quarterly	2.521	Semi-Annual	02/28/25	USD	2,390,000	216,345	216,345
Pay	3-month USD-LIBOR	Quarterly	0.358	Semi-Annual	06/02/25	USD	860,000	(248)	(248)
Pay	3-month USD-LIBOR	Quarterly	0.760	Semi-Annual	09/08/25	USD	150,000	2,579	2,579
Pay	3-month USD-LIBOR	Quarterly	0.330	Semi-Annual	09/23/25	USD	400,000	(1,273)	(1,280)
Pay	3-month USD-LIBOR	Quarterly	0.785	Semi-Annual	11/19/25	USD	3,580,000	(834)	(891)
Pay	3-month USD-LIBOR	Quarterly	0.652	Semi-Annual	06/20/27	USD	870,000	(2,813)	(2,813)
Pay	3-month USD-LIBOR	Quarterly	0.680	Semi-Annual	06/20/27	USD	870,000	(1,628)	(1,628)
Pay	3-month USD-LIBOR	Quarterly	0.654	Semi-Annual	07/12/28	USD	900,000	(13,909)	(13,925)
Pay	3-month USD-LIBOR	Quarterly	0.819	Semi-Annual	04/14/30	USD	610,000	(2,789)	(2,789)
Pay	3-month USD-LIBOR	Quarterly	1.828	Semi-Annual	02/10/50	USD	120,000	12,957	12,957
Pay	3-month USD-LIBOR	Quarterly	1.250	Semi-Annual	09/08/50	USD	92,000	(3,570)	(3,570)
Pay	3-month USD-LIBOR	Quarterly	1.929	Semi-Annual	12/01/56	USD	25,000	1,973	1,973
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.450)	Annual	12/16/21	EUR	1,200,000	(1,062)	(1,062)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.358)	Annual	03/20/22	EUR	1,160,000	(2,731)	(2,731)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.312)	Annual	03/23/22	EUR	2,680,000	(8,272)	(8,272)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.379)	Annual	06/19/22	EUR	1,510,000	(4,023)	(4,024)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.397)	Annual	07/21/22	EUR	1,230,000	(2,937)	(2,963)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.253)	Annual	09/22/22	EUR	1,140,000	(6,457)	(6,457)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.405)	Annual	02/16/23	EUR	1,210,000	(3,497)	(3,522)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.402)	Annual	02/16/23	EUR	1,210,000	(3,601)	(3,601)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.174)	Annual	03/23/23	EUR	4,980,000	(42,659)	(42,659)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.180)	Annual	03/24/23	EUR	2,490,000	(20,925)	(20,925)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.290)	Annual	07/26/23	EUR	1,640,000	(9,060)	(9,060)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.300)	Annual	07/27/23	EUR	3,100,000	(16,341)	(16,341)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.167)	Annual	12/13/23	EUR	1,170,000	(9,793)	(9,793)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.110)	Annual	12/27/23	EUR	300,000	(2,923)	(2,923)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.056)	Annual	01/03/24	EUR	615,000	(6,806)	(6,806)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.050)	Annual	01/03/24	EUR	615,000	(6,905)	(6,905)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.173)	Annual	11/11/24	EUR	260,000	(3,965)	(3,965)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.175)	Annual	03/18/25	EUR	60,000	(961)	(961)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.259)	Annual	08/16/27	EUR	240,000	(1,725)	(1,731)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.185	Annual	01/16/30	EUR	510,000	(28,681)	(28,681)
Receive	6-month JPY-LIBOR	Semi-Annual	0.336	Semi-Annual	02/08/34	JPY	860,000	(237)	(237)
Receive	6-month JPY-LIBOR	Semi-Annual	0.295	Semi-Annual	06/17/39	JPY	5,440,000	(484)	(484)
Receive	6-month JPY-LIBOR	Semi-Annual	0.167	Semi-Annual	08/08/39	JPY	3,930,000	572	572
Receive	6-month JPY-LIBOR	Semi-Annual	0.225	Semi-Annual	12/22/40	JPY	3,340,000	302	301
Receive	6-month JPY-LIBOR	Semi-Annual	0.715	Semi-Annual	03/21/44	JPY	3,980,000	(2,528)	(2,528)
Receive	6-month JPY-LIBOR	Semi-Annual	0.201	Semi-Annual	08/28/44	JPY	1,960,000	729	729
Receive	6-month JPY-LIBOR	Semi-Annual	0.371	Semi-Annual	01/30/45	JPY	2,810,000	208	208
Receive	3-month NZD-BBR-FRA	Quarterly	1.080	Semi-Annual	09/16/30	NZD	4,100,000	(33,333)	(33,333)
Receive	3-month USD-LIBOR	Quarterly	0.554	Semi-Annual	03/12/21	USD	5,530,000	(3,647)	(3,647)
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/27/21	USD	5,280,000	(16,889)	(16,889)
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/30/21	USD	1,340,000	(4,429)	(4,429)
Receive	3-month USD-LIBOR	Quarterly	1.770	Semi-Annual	06/15/21	USD	5,780,000	(41,455)	(41,455)
Receive	3-month USD-LIBOR	Quarterly	1.582	Semi-Annual	11/09/21	USD	5,250,000	(62,706)	(62,789)
Receive	3-month USD-LIBOR	Quarterly	2.460	Semi-Annual	02/28/22	USD	2,510,000	(65,965)	(65,966)
Receive	3-month USD-LIBOR	Quarterly	1.870	Semi-Annual	06/03/22	USD	5,710,000	(96,385)	(96,385)
Receive	3-month USD-LIBOR	Quarterly	0.244	Semi-Annual	12/15/22	USD	2,800,000	(3,128)	(3,176)
Receive	3-month USD-LIBOR	Quarterly	0.260	Semi-Annual	12/15/22	USD	6,010,000	(8,309)	(8,344)
Receive	3-month USD-LIBOR	Quarterly	1.535	Semi-Annual	12/15/22	USD	2,815,000	(74,183)	(74,231)
Receive	3-month USD-LIBOR	Quarterly	0.204	Semi-Annual	12/16/22	USD	1,420,000	(468)	(492)
Receive	3-month USD-LIBOR	Quarterly	1.530	Semi-Annual	12/16/22	USD	2,815,000	(73,997)	(74,044)
Receive	3-month USD-LIBOR	Quarterly	1.771	Semi-Annual	07/12/23	USD	9,400,000	(143,705)	(143,705)
Receive	3-month USD-LIBOR	Quarterly	0.397	Semi-Annual	11/22/23	USD	1,365,000	(1,130)	(1,151)
Receive	3-month USD-LIBOR	Quarterly	0.571	Semi-Annual	11/21/24	USD	260,000	(56)	(60)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	2.572%	Semi-Annual	02/07/25	USD	2,610,000	$(239,043)	$(239,043)
Receive	3-month USD-LIBOR	Quarterly	0.623	Semi-Annual	04/14/25	USD	1,180,000	(13,726)	(13,726)
Receive	3-month USD-LIBOR	Quarterly	2.350	Semi-Annual	04/27/25	USD	1,440,000	(123,953)	(123,953)
Receive	3-month USD-LIBOR	Quarterly	0.820	Semi-Annual	09/08/25	USD	540,000	(10,798)	(10,798)
Receive	3-month USD-LIBOR	Quarterly	0.652	Semi-Annual	04/20/27	USD	120,000	159	159
Receive	3-month USD-LIBOR	Quarterly	0.512	Semi-Annual	08/17/27	USD	1,700,000	11,424	11,423
Receive	3-month USD-LIBOR	Quarterly	0.495	Semi-Annual	08/19/27	USD	150,000	1,184	1,184
Receive	3-month USD-LIBOR	Quarterly	1.631	Semi-Annual	02/10/30	USD	300,000	(20,810)	(20,810)
Receive	3-month USD-LIBOR	Quarterly	0.648	Semi-Annual	06/02/30	USD	440,000	9,391	9,391
Receive	3-month USD-LIBOR	Quarterly	0.961	Semi-Annual	08/15/30	USD	450,000	(2,021)	(2,030)
Receive	3-month USD-LIBOR	Quarterly	0.680	Semi-Annual	09/16/30	USD	610,000	12,813	12,800
Receive	3-month USD-LIBOR	Quarterly	0.672	Semi-Annual	10/09/30	USD	610,000	13,652	13,639
Receive	Secured Overnight Financing Rate	Annual	0.537	Annual	10/20/30	USD	1,250,000	17,381	17,381
Receive	Secured Overnight Financing Rate	Quarterly	0.533	Quarterly	10/21/30	USD	21,996	(311)	(311)
Receive	3-month USD-LIBOR	Quarterly	0.896	Semi-Annual	10/27/30	USD	60,000	79	78
Receive	3-month USD-LIBOR	Quarterly	0.898	Semi-Annual	10/27/30	USD	250,000	283	277
Receive	3-month USD-LIBOR	Quarterly	0.652	Semi-Annual	11/04/30	USD	600,000	14,990	14,978
Receive	3-month USD-LIBOR	Quarterly	0.885	Semi-Annual	11/05/30	USD	530,000	1,365	1,036
Receive	3-month USD-LIBOR	Quarterly	0.950	Semi-Annual	11/12/30	USD	330,000	(1,181)	(1,188)
Receive	3-month USD-LIBOR	Quarterly	0.920	Semi-Annual	12/10/30	USD	450,000	(63)	(72)
Receive	3-month USD-LIBOR	Quarterly	0.962	Semi-Annual	12/11/30	USD	270,000	(1,141)	(1,147)
Receive	3-month USD-LIBOR	Quarterly	0.971	Semi-Annual	12/29/30	USD	150,000	(699)	(702)
Receive	3-month USD-LIBOR	Quarterly	0.953	Semi-Annual	12/30/30	USD	310,000	(930)	(937)
Receive	3-month USD-LIBOR	Quarterly	0.761	Semi-Annual	06/03/31	USD	138,000	3,041	3,041
Receive	3-month USD-LIBOR	Quarterly	0.858	Semi-Annual	10/04/31	USD	50,000	890	889
Receive	3-month USD-LIBOR	Quarterly	1.028	Semi-Annual	11/26/31	USD	150,000	515	512
Receive	3-month USD-LIBOR	Quarterly	1.110	Semi-Annual	03/08/32	USD	265,000	(79)	(79)
Receive	3-month USD-LIBOR	Quarterly	0.760	Semi-Annual	05/03/32	USD	800,000	28,703	28,703
Receive	3-month USD-LIBOR	Quarterly	0.765	Semi-Annual	05/04/32	USD	820,000	29,056	29,056
Receive	3-month USD-LIBOR	Quarterly	0.770	Semi-Annual	05/06/32	USD	750,000	26,269	26,269
Receive	3-month USD-LIBOR	Quarterly	2.325	Semi-Annual	06/24/34	USD	70,000	(5,848)	(5,848)
Receive	3-month USD-LIBOR	Quarterly	1.645	Semi-Annual	08/22/34	USD	300,000	(5,230)	(5,230)
Receive	3-month USD-LIBOR	Quarterly	1.907	Semi-Annual	10/21/34	USD	320,000	(12,883)	(12,883)
Receive	3-month USD-LIBOR	Quarterly	1.921	Semi-Annual	10/22/34	USD	300,000	(12,463)	(12,463)
Receive	3-month USD-LIBOR	Quarterly	1.976	Semi-Annual	10/23/34	USD	145,000	(6,768)	(6,768)
Receive	3-month USD-LIBOR	Quarterly	1.982	Semi-Annual	10/23/34	USD	145,000	(6,843)	(6,843)
Receive	3-month USD-LIBOR	Quarterly	2.111	Semi-Annual	11/12/34	USD	70,000	(4,110)	(4,110)
Receive	3-month USD-LIBOR	Quarterly	0.973	Semi-Annual	08/17/40	USD	150,000	9,053	9,053
Receive	3-month USD-LIBOR	Quarterly	2.110	Semi-Annual	11/15/44	USD	90,000	(2,893)	(2,893)
Receive	3-month USD-LIBOR	Quarterly	2.378	Semi-Annual	07/05/49	USD	140,000	(7,753)	(7,753)
Receive	3-month USD-LIBOR	Quarterly	1.709	Semi-Annual	08/16/49	USD	130,000	(605)	(605)
Receive	3-month USD-LIBOR	Quarterly	1.667	Semi-Annual	08/17/49	USD	100,000	(143)	(143)
Receive	3-month USD-LIBOR	Quarterly	1.100	Semi-Annual	11/25/50	USD	160,000	12,447	12,442
Receive	3-month USD-LIBOR	Quarterly	1.090	Semi-Annual	06/20/52	USD	160,000	15,582	15,582
Receive	3-month USD-LIBOR	Quarterly	1.136	Semi-Annual	06/20/52	USD	160,000	13,716	13,716
Receive	3-month USD-LIBOR	Quarterly	0.881	Semi-Annual	07/12/53	USD	160,000	25,670	25,665
								$570,490	$569,476

At December 31, 2020, the following OTC interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Counterparty	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	7-day China Fixing Repo Rates	Quarterly	Citibank N.A.	2.630%	Quarterly	08/10/25	CNH	10,615,000	$(461)	$ —	$(461)
									$(461)	$ —	$(461)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	–0.429%	At Termination Date	08/05/23	EUR	390,000	$813	$805
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.108	At Termination Date	12/15/30	EUR	1,065,000	(4,077)	(4,130)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.490	At Termination Date	03/15/29	GBP	1,390,000	85,549	85,549
Pay	U.K. RPI All Items Monthly	At Termination Date	3.574	At Termination Date	10/15/30	GBP	1,415,000	36,627	35,172
Pay	U.K. RPI All Items Monthly	At Termination Date	3.510	At Termination Date	12/15/30	GBP	1,150,000	19,146	19,082
Pay	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	10/15/39	GBP	2,025,000	164,865	164,865
Pay	U.K. RPI All Items Monthly	At Termination Date	3.310	At Termination Date	01/15/40	GBP	900,000	38,357	38,357
Pay	U.K. RPI All Items Monthly	At Termination Date	3.341	At Termination Date	01/15/40	GBP	800,000	45,937	45,937
Pay	U.K. RPI All Items Monthly	At Termination Date	3.336	At Termination Date	11/15/40	GBP	310,000	3,919	3,898
Pay	U.K. RPI All Items Monthly	At Termination Date	3.270	At Termination Date	10/15/44	GBP	1,560,000	160,174	160,174
Pay	U.K. RPI All Items Monthly	At Termination Date	3.220	At Termination Date	01/15/45	GBP	700,000	38,393	38,393
Pay	U.K. RPI All Items Monthly	At Termination Date	3.239	At Termination Date	01/15/45	GBP	600,000	40,552	40,552
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.848	At Termination Date	08/10/30	USD	780,000	(37,505)	(37,537)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.008	At Termination Date	09/04/30	USD	360,000	(9,648)	(9,663)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.930	At Termination Date	09/10/30	USD	1,255,000	(43,333)	(43,384)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.949	At Termination Date	09/18/30	USD	625,000	(19,526)	(19,552)
Pay	1-day Overnight Fed Funds Effective Rate	At Termination Date	0.555	At Termination Date	10/20/30	USD	1,250,000	(20,220)	(20,220)
Pay	1-day Overnight Fed Funds Effective Rate	At Termination Date	0.562	At Termination Date	10/21/30	USD	21,996	336	336
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.108	At Termination Date	12/07/30	USD	1,280,000	(12,655)	(12,707)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.169	At Termination Date	12/24/30	USD	1,290,000	(3,891)	(3,943)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.192	At Termination Date	12/31/30	USD	660,000	(181)	(208)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.290	At Termination Date	03/15/29	EUR	1,980,000	(95,550)	(95,550)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	0.920	At Termination Date	09/15/30	EUR	1,070,000	19,141	19,088
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.113	At Termination Date	12/15/30	EUR	1,055,000	3,223	3,170
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.124	At Termination Date	12/15/30	EUR	1,045,000	1,574	1,521
Receive	U.K. RPI All Items Monthly	At Termination Date	3.530	At Termination Date	10/15/25	GBP	1,415,000	(22,461)	(23,023)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.384%	At Termination Date	12/15/30	GBP	415,000	$2,648	$2,625
Receive	U.K. RPI All Items Monthly	At Termination Date	3.420	At Termination Date	10/15/34	GBP	2,025,000	(145,361)	(145,361)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	01/15/35	GBP	900,000	(35,500)	(35,500)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.390	At Termination Date	01/15/35	GBP	800,000	(39,120)	(39,120)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.160	At Termination Date	10/15/49	GBP	1,560,000	(161,112)	(161,112)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.111	At Termination Date	01/15/50	GBP	700,000	(31,110)	(31,110)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.133	At Termination Date	01/15/50	GBP	600,000	(38,254)	(38,254)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.205	At Termination Date	03/21/22	USD	5,100,000	(87,573)	(87,573)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	11,077	11,077
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.713	At Termination Date	08/21/22	USD	9,230,000	133,049	133,049
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.260	At Termination Date	05/03/23	USD	9,000,000	(212,593)	(212,593)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.211	At Termination Date	10/26/23	USD	2,500,000	(49,699)	(49,699)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.957	At Termination Date	02/06/24	USD	12,000,000	(50,423)	(50,423)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.991	At Termination Date	03/04/24	USD	3,000,000	(11,871)	(11,871)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.248	At Termination Date	03/21/24	USD	4,900,000	(115,351)	(115,351)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.023	At Termination Date	05/02/24	USD	3,500,000	(16,709)	(16,709)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.829	At Termination Date	07/31/24	USD	600,000	1,422	1,422
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.706	At Termination Date	08/12/24	USD	1,300,000	12,430	12,430
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.351	At Termination Date	09/28/24	USD	7,400,000	(234,004)	(234,004)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.945	At Termination Date	03/12/25	USD	1,650,000	81,131	81,131
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.908	At Termination Date	05/24/25	USD	4,500,000	13,399	13,399
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.361	At Termination Date	09/28/25	USD	6,150,000	(216,951)	(216,951)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.783	At Termination Date	11/04/25	USD	1,300,000	21,050	21,003
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD	1,600,000	(20,825)	(20,825)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.853%	At Termination Date	06/28/26	USD	450,000	$3,524	$3,524
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.249	At Termination Date	10/30/28	USD	1,195,000	(30,735)	(30,735)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.746	At Termination Date	09/06/29	USD	4,100,000	151,550	151,550
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.504	At Termination Date	03/10/30	USD	3,840,000	243,240	243,240
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.250	At Termination Date	03/11/30	USD	360,000	32,490	32,490
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.268	At Termination Date	03/12/30	USD	2,575,000	227,631	227,631
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.733	At Termination Date	03/23/30	USD	1,180,000	169,434	169,434
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.835	At Termination Date	03/23/30	USD	655,000	87,272	87,272
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.285	At Termination Date	05/05/30	USD	4,860,000	430,811	430,811
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.983	At Termination Date	10/13/30	USD	1,430,000	35,445	35,387
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.960	At Termination Date	12/12/49	USD	775,000	64,753	64,753
								$614,724	$612,019

At December 31, 2020, the following OTC inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515%	At Termination Date	01/15/22	USD	16,000,000	$365,555	$ —	$365,555
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	10,250,000	266,062	—	266,062
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	129,250	—	129,250
									$760,867	$ —	$760,867

At December 31, 2020, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
90-Day Eurodollar	Call	12/13/21	99.75 USD	92	22,951,700	$16,250	$16,100
U.S. Treasury 10-Year Note	Put	01/22/21	137.50 USD	22	3,037,719	8,146	6,187
						$24,396	$22,287

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Premiums Received	Fair Value
90-Day Eurodollar	Call	12/13/21	100.00 USD	27	USD	6,735,825	$4,344	$(844)
90-Day Eurodollar	Call	12/13/21	99.38 USD	53	USD	13,222,175	23,101	(55,981)
U.S. Treasury 10-Year Note	Put	01/22/21	136.50 USD	22	USD	3,037,719	2,473	(1,719)
							$29,918	$(58,544)

At December 31, 2020, the following OTC purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	$39,215	$132,998
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	135,896
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	30,425
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	30,903
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	79,635
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	47,754
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.492%	3-month USD-LIBOR	02/25/25	USD	550,000	28,889	25,226
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	6,149	14,955
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,780	13,301
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	493	1,339
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.890%	3-month USD-LIBOR	04/30/25	USD	360,000	19,422	8,515
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.423%	3-month USD-LIBOR	06/05/25	USD	255,000	13,668	10,906
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.283%	3-month USD-LIBOR	06/04/25	USD	255,000	13,796	9,418
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	29,437
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	26,789
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	30,185
Call on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	0.865%	3-month USD-LIBOR	12/02/24	USD	2,860,000	10,654	11,714
Call on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	0.816%	3-month USD-LIBOR	11/25/24	USD	2,860,000	10,654	10,991
Call on 20-Year interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	16,953
Call on 20-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	1,528
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.100%	6-month JPY-LIBOR	06/29/22	JPY	692,890,000	94,254	340
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.250%	3-month USD-LIBOR	08/08/22	USD	960,000	22,728	4,834
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	39,215	5,797
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	5,604
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	4,774
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	4,685
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	17,839
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	5,837
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.492%	3-month USD-LIBOR	02/25/25	USD	550,000	28,889	26,534

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	$6,025	$4,348
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,778	2,317
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	461	329
Put on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.890%	3-month USD-LIBOR	04/30/25	USD	360,000	19,422	30,195
Put on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	1.423%	3-month USD-LIBOR	06/05/25	USD	255,000	13,668	13,835
Put on 10-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.283%	3-month USD-LIBOR	06/04/25	USD	255,000	13,796	15,652
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.250%	3-month USD-LIBOR	08/02/22	USD	950,000	25,650	4,703
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	8,262
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	6,588
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/13/24	USD	930,000	41,811	12,024
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/20/24	USD	930,000	37,600	12,129
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	4,836
Put on 1-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	0.865%	3-month USD-LIBOR	12/02/24	USD	2,860,000	10,654	10,439
Put on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	0.816%	3-month USD-LIBOR	11/25/24	USD	2,860,000	10,654	10,951
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	1
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	1
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	6
Put on 20-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	1
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.850%	3-month USD-LIBOR	05/09/22	USD	1,170,000	67,934	7,937
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.800%	3-month USD-LIBOR	06/07/21	USD	830,000	32,380	107
								$953,781	$889,773

At December 31, 2020, the following OTC written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	$39,114	$(235,153)
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(96,540)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.225%	3-month USD-LIBOR	12/15/22	USD	855,000	27,959	(27,733)
Call on 10-Year Interest Rate Swap(4)	BNP Paribas	Pay	0.715%	3-month USD-LIBOR	06/29/21	USD	555,000	14,506	(3,532)
Call on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.254%	3-month USD-LIBOR	12/30/22	USD	470,000	15,498	(15,915)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.450%	3-month USD-LIBOR	09/30/21	USD	540,000	5,184	(2,089)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.665%	3-month USD-LIBOR	07/14/21	USD	560,000	14,308	(3,177)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.717%	3-month USD-LIBOR	04/16/21	USD	255,000	7,038	(1,073)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.740%	3-month USD-LIBOR	05/02/22	USD	550,000	19,030	(6,739)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.742%	3-month USD-LIBOR	06/25/21	USD	555,000	14,610	(3,831)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.746%	3-month USD-LIBOR	06/02/21	USD	1,090,000	27,332	(6,989)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.765%	3-month USD-LIBOR	04/15/21	USD	255,000	$6,993	$(1,338)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.930%	3-month USD-LIBOR	10/06/21	USD	470,000	11,327	(7,313)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	1.064%	3-month USD-LIBOR	10/11/22	USD	460,000	15,473	(11,458)
Call on 10-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.233%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(14,025)
Call on 10-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.245%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(14,293)
Call on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	0.743%	3-month USD-LIBOR	04/19/21	USD	820,000	22,776	(4,009)
Call on 1-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	0.410%	3-month USD-LIBOR	03/17/21	USD	5,250,000	8,925	(12,115)
Call on 2-Year interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	24,629	(148,169)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.020%	6-month EUR-EURIBOR	04/07/22	EUR	1,340,000	17,169	(27,163)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(14,664)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.115%	6-month EUR-EURIBOR	04/04/22	EUR	1,160,000	14,671	(18,756)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(11,590)
Call on 5-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.478%	3-month USD-LIBOR	01/19/21	USD	1,280,000	3,302	(3,708)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	39,114	(9)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(15,490)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.870%	3-month USD-LIBOR	06/07/21	USD	1,770,000	34,676	(39)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	0.950%	3-month USD-LIBOR	08/04/21	USD	490,000	5,439	(10,523)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.000%	3-month USD-LIBOR	06/01/21	USD	2,320,000	34,974	(34,342)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.050%	3-month USD-LIBOR	06/11/21	USD	540,000	7,695	(7,218)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.225%	3-month USD-LIBOR	12/15/22	USD	855,000	27,959	(28,192)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.600%	3-month USD-LIBOR	03/04/22	USD	583,000	9,620	(5,736)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.850%	3-month USD-LIBOR	02/22/22	USD	630,000	10,836	(3,649)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.850%	3-month USD-LIBOR	02/22/22	USD	630,000	11,088	(3,649)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.100%	3-month USD-LIBOR	01/06/22	USD	900,000	20,644	(2,558)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.150%	3-month USD-LIBOR	01/10/22	USD	890,000	20,693	(2,336)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	05/09/22	USD	2,550,000	73,975	(4,250)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	08/08/22	USD	960,000	11,568	(2,232)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.250%	3-month USD-LIBOR	08/08/22	USD	960,000	5,712	(1,098)
Put on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	0.715%	3-month USD-LIBOR	06/29/21	USD	555,000	14,506	(18,903)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.100%	3-month USD-LIBOR	07/14/21	USD	350,000	3,710	(4,681)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.100%	3-month USD-LIBOR	07/16/21	USD	360,000	3,600	(4,874)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.254%	3-month USD-LIBOR	12/30/22	USD	470,000	15,498	(15,161)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.665%	3-month USD-LIBOR	07/14/21	USD	560,000	14,308	(21,750)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.717%	3-month USD-LIBOR	04/16/21	USD	255,000	7,038	(7,323)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.740%	3-month USD-LIBOR	05/02/22	USD	550,000	19,030	(27,552)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.742%	3-month USD-LIBOR	06/25/21	USD	555,000	$14,610	$(17,696)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.746%	3-month USD-LIBOR	06/02/21	USD	1,090,000	27,332	(32,640)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.765%	3-month USD-LIBOR	04/15/21	USD	255,000	6,993	(6,390)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.930%	3-month USD-LIBOR	10/06/21	USD	470,000	11,327	(12,427)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.950%	3-month USD-LIBOR	08/05/21	USD	540,000	6,183	(11,673)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.064%	3-month USD-LIBOR	10/11/22	USD	460,000	15,473	(17,547)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.150%	3-month USD-LIBOR	01/10/22	USD	320,000	4,832	(6,678)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.450%	3-month USD-LIBOR	09/30/21	USD	1,080,000	7,712	(8,351)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.600%	3-month USD-LIBOR	02/28/22	USD	600,000	10,950	(5,817)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.600%	3-month USD-LIBOR	03/03/22	USD	600,000	10,680	(5,888)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.600%	3-month USD-LIBOR	03/04/22	USD	930,000	15,624	(9,150)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.150%	3-month USD-LIBOR	11/04/21	USD	1,223,000	16,633	(21,619)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.233%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(13,959)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.245%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(13,714)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.750%	3-month USD-LIBOR	08/02/22	USD	950,000	13,015	(2,167)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.250%	3-month USD-LIBOR	08/02/22	USD	950,000	6,223	(1,065)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	0.743%	3-month USD-LIBOR	04/19/21	USD	820,000	22,776	(22,081)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.950%	3-month USD-LIBOR	01/28/22	USD	880,000	20,570	(3,768)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.250%	3-month USD-LIBOR	08/20/24	USD	980,000	29,054	(18,251)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/13/24	USD	930,000	25,539	(6,755)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/20/24	USD	930,000	22,714	(6,824)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/13/24	USD	930,000	15,565	(3,874)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/20/24	USD	930,000	13,630	(3,918)
Put on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.150%	3-month USD-LIBOR	05/28/21	USD	14,860,000	41,682	—
Put on 1-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.350%	3-month USD-LIBOR	05/17/21	USD	10,930,000	21,669	—
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.400%	3-month USD-LIBOR	06/01/21	USD	18,400,000	33,304	—
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,010,000	2,747	(18)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,040,000	2,873	(19)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/25/21	EUR	1,140,000	2,605	(24)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.050%	6-month EUR-EURIBOR	06/10/21	EUR	2,310,000	5,817	(31)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.100%	6-month EUR-EURIBOR	03/29/21	EUR	4,470,000	15,550	(5)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.110%	6-month EUR-EURIBOR	05/17/21	EUR	2,262,400	7,485	(14)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.120%	6-month EUR-EURIBOR	04/08/21	EUR	6,960,000	26,460	(11)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.000%	6-month EUR-EURIBOR	06/21/21	EUR	1,220,000	2,973	(24)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.100%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,641	(6)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.000%	6-month EUR-EURIBOR	06/18/21	EUR	1,040,000	$2,410	$(21)
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.160%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,750	(5)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.080%	6-month EUR-EURIBOR	05/31/21	EUR	1,490,000	4,347	(14)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.150%	6-month EUR-EURIBOR	04/19/21	EUR	3,460,000	12,434	(8)
Put on 2-Year interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	26,341	—
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/01/21	EUR	1,210,000	2,499	(28)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/19/21	EUR	1,240,000	2,269	(38)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.050%	6-month EUR-EURIBOR	07/02/21	EUR	1,180,000	2,489	(36)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	1,570,000	2,128	(139)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	2,780,000	3,847	(246)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.250%	6-month EUR-EURIBOR	09/03/21	EUR	5,030,000	8,276	(963)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.020%	6-month EUR-EURIBOR	04/07/22	EUR	1,340,000	17,169	(2,044)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(2,119)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.115%	6-month EUR-EURIBOR	04/04/22	EUR	1,160,000	14,671	(3,087)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(2,894)
Put on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.478%	3-month USD-LIBOR	01/19/21	USD	1,280,000	3,302	(949)
Put on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.600%	3-month USD-LIBOR	09/03/21	USD	1,700,000	8,670	(9,555)
								$1,483,290	$(1,187,487)

At December 31, 2020, the following OTC purchased interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount	Cost	Fair Value
Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	Citibank N.A.	0.300%	Pay	02/14/22	USD 17,550,000	$30,883	$106,572
						$30,883	$106,572

At December 31, 2020, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call	Citibank N.A.	0.550%	Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	02/14/22	USD	8,775,000	$7,459	$(34,093)
Call	Citibank N.A.	0.550%	Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	02/14/22	USD	8,775,000	9,038	(34,093)
							$16,497	$(68,186)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index semi-annually.
(3)	Portfolio pays the exercise rate semi-annually and receives the floating rate index semi-annually.
(4)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(5)	Portfolio receives the exercise rate annually and pays the floating rate index semi-annually.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Currency Abbreviations

CAD — Canadian Dollar

CNH — Chinese Offshore Yuan
EUR — EU Euro
GBP — British Pound
JPY — Japanese Yen
NZD — New Zealand Dollar
USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,018,632
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,043
Interest rate contracts	Net Assets — Unrealized appreciation**	99,370
Interest rate contracts	Net Assets — Unrealized appreciation***	4,273,102
Interest rate contracts	Unrealized appreciation on OTC swap agreements	760,867
Total Asset Derivatives		$6,156,014
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$241,343
Interest rate contracts	Net Assets — Unrealized depreciation**	37,135
Interest rate contracts	Net Assets — Unrealized depreciation***	3,091,607
Interest rate contracts	Unrealized depreciation on OTC swap agreements	461
Interest rate contracts	Written options, at fair value	1,314,217
Total Liability Derivatives		$4,684,763

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$107,595	$(1,053,595)	$—	$—	$27,379	$(918,621)
Interest rate contracts	(375,766)	—	909,161	(800,441)	766,006	498,960
Total	$(268,171)	$(1,053,595)	$909,161	$(800,441)	$793,385	$(419,661)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$16,346	$20,127	$—	$—	$3,699	$40,172
Interest rate contracts	(8,968)	—	223,237	1,534,471	(254,361)	1,494,379
Total	$7,378	$20,127	$223,237	$1,534,471	$(250,662)	$1,534,551

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Commonwealth Bank of Australia	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	UBS AG	Totals
Assets:
Purchased options	$483,926	$—	$248,512	$—	$63,452	$26,599	$114,681	$59,175	$—	$996,345
Forward foreign currency contracts	—	—	195	—	—	—	—	—	3,848	4,043
OTC Interest rate swaps	—	—	760,867	—	—	—	—	—	—	760,867
Total Assets	$483,926	$—	$1,009,574		$63,452	$26,599	$114,681	$59,175	$3,848	$1,761,255
Liabilities:
Forward foreign currency contracts	$—	$—	$753	$290	$35,449	$53,701	$—	$—	$151,150	241,343
OTC Interest rate swaps	—	—	461	—	—	—	—	—	—	461
Written options	564,634	22,435	108,848		230,537	96,200	151,402	81,617		1,255,673
Total Liabilities	$564,634	$22,435	$110,062	$290	$265,986	$149,901	$151,402	$81,617	$151,150	$1,497,477
Net OTC derivative instruments by counterparty, at fair value	$(80,708)	$(22,435)	$899,512	$(290)	$(202,534)	$(123,302)	$(36,721)	$(22,442)	$(147,302)	$263,778
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$22,435	$(899,512)	$—	$190,000	$50,000	$—	$22,442	$—	$(614,635)
Net Exposure(1)(2)	$(80,708)	$—	$—	$(290)	$(12,534)	$(73,302)	$(36,721)	$—	$(147,302)	$(350,857)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2020, the Portfolio had pledged $30,000 and $30,000, respectively, in cash collateral to BNP Paribas and Morgan Stanley & Co. International PLC, respectively. In addition, the Portfolio had received $910,000 in cash collateral from Citibank N.A.. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $267,287,254.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$31,777,049
Gross Unrealized Depreciation	(4,383,099)
Net Unrealized Appreciation	$27,393,950

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 54.9%
		Basic Materials: 3.7%
7,005,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	$8,734,254	2.7
2,895,000		Steel Dynamics, Inc., 3.250%, 10/15/2050	3,029,528	1.0
			11,763,782	3.7

		Communications: 0.9%
780,000		Walt Disney Co/The, 4.625%, 03/23/2040	1,042,437	0.3
1,370,000		Walt Disney Co/The, 4.700%, 03/23/2050	1,935,158	0.6
			2,977,595	0.9

		Consumer, Cyclical: 8.8%
3,010,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	3,287,893	1.0
1,070,000	(1)	Delta Air Lines, Inc., 7.000%, 05/01/2025	1,236,082	0.4
1,400,000		General Motors Co., 6.250%, 10/02/2043	1,888,625	0.6
920,000		General Motors Co., 6.800%, 10/01/2027	1,183,152	0.4
4,395,000		General Motors Financial Co., Inc., 1.285%, (SOFRRATE + 1.200%), 11/17/2023	4,405,665	1.4
6,050,000		Marriott International, Inc./MD, 3.500%, 10/15/2032	6,631,186	2.1
2,610,000		Southwest Airlines Co., 5.125%, 06/15/2027	3,107,114	1.0
3,015,000		Walgreens Boots Alliance, Inc., 4.100%, 04/15/2050	3,202,971	1.0
2,636,000		Walgreens Boots Alliance, Inc., 4.650%, 06/01/2046	2,945,495	0.9
			27,888,183	8.8

		Consumer, Non-cyclical: 3.2%
7,585,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	10,253,215	3.2

		Energy: 12.1%
3,925,000		Apache Corp., 4.250%, 01/15/2044	3,882,335	1.2
2,570,000		Concho Resources, Inc., 4.875%, 10/01/2047	3,481,119	1.1
1,165,000		Devon Energy Corp., 4.750%–5.600%, 07/15/2041–06/15/2045	1,392,470	0.4
1,460,000		Exxon Mobil Corp., 3.452%, 04/15/2051	1,668,711	0.5
5,465,000		Hess Corp., 5.600%, 02/15/2041	6,669,477	2.1
5,710,000		Marathon Oil Corp., 6.600%, 10/01/2037	7,053,940	2.2
3,905,000		Occidental Petroleum Corp., 3.500%, 08/15/2029	3,579,987	1.1
720,000		Petroleos Mexicanos, 6.750%, 09/21/2047	676,156	0.2
6,160,000		Petroleos Mexicanos, 7.690%, 01/23/2050	6,221,600	2.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,825,000	(1)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	$1,850,764	0.6
1,960,000		Total Capital International SA, 3.127%, 05/29/2050	2,126,335	0.7
			38,602,894	12.1

		Financial: 11.8%
2,880,000	(2)	Bank of America Corp., 4.083%, 03/20/2051	3,641,217	1.2
5,380,000		Bank of Montreal, 0.768%, (SOFRRATE + 0.680%), 03/10/2023	5,427,996	1.7
7,100,000		Bank of Nova Scotia/The, 0.639%, (SOFRRATE + 0.550%), 09/15/2023	7,145,851	2.3
5,095,000		Canadian Imperial Bank of Commerce, 0.889%, (SOFRRATE + 0.800%), 03/17/2023	5,144,278	1.6
410,000		Intercontinental Exchange, Inc., 3.000%, 06/15/2050	434,114	0.1
6,425,000	(2)	JPMorgan Chase & Co., 4.493%, 03/24/2031	7,911,767	2.5
3,300,000	(1)	Metropolitan Life Global Funding I, 0.655%, (SOFRRATE + 0.570%), 01/13/2023	3,317,855	1.0
1,440,000	(1)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	1,569,279	0.5
2,930,000		Wells Fargo & Co., 1.240%, (US0003M + 1.025%), 07/26/2021	2,946,023	0.9
			37,538,380	11.8

		Industrial: 4.9%
1,230,000		Boeing Co/The, 3.950%, 08/01/2059	1,316,486	0.4
800,000		Boeing Co/The, 5.705%, 05/01/2040	1,036,427	0.3
2,065,000		Boeing Co/The, 5.805%, 05/01/2050	2,852,756	0.9
1,225,000		Boeing Co/The, 5.930%, 05/01/2060	1,737,862	0.6
5,220,000		General Electric Co., 4.350%, 05/01/2050	6,348,585	2.0
2,085,000		Valmont Industries, Inc., 5.000%, 10/01/2044	2,419,714	0.7
			15,711,830	4.9

		Technology: 7.1%
5,360,000	(1)	Dell International LLC / EMC Corp., 5.300%, 10/01/2029	6,568,869	2.1
160,000		Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	206,731	0.1
1,920,000		Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	2,530,801	0.8
6,105,000		International Business Machines Corp., 4.250%, 05/15/2049	8,017,058	2.5

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
2,700,000		Oracle Corp., 3.600%, 04/01/2050	$3,153,249	1.0
1,730,000		Oracle Corp., 3.850%, 04/01/2060	2,127,528	0.6
			22,604,236	7.1

		Utilities: 2.4%
2,515,000	(1)	AES Corp./The, 3.950%, 07/15/2030	2,847,697	0.9
2,530,000	(1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	2,740,369	0.9
1,680,000		Consolidated Edison Co. of New York, Inc., 3.350%, 04/01/2030	1,927,177	0.6
			7,515,243	2.4

		Total Corporate Bonds/Notes (Cost $157,093,109)	174,855,358	54.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.5%
1,584,844	(1),(2)	Angel Oak Mortgage Trust 2019-6 A1, 2.620%, 11/25/2059	1,610,444	0.5
850,652	(1),(2)	Angel Oak Mortgage Trust I LLC 2019-2 A1, 3.628%, 03/25/2049	872,070	0.3
2,167,154	(1),(2)	Residential Mortgage Loan Trust 2019-3 A1, 2.633%, 09/25/2059	2,208,048	0.7

		Total Collateralized Mortgage Obligations (Cost $4,543,050)	4,690,562	1.5

U.S. TREASURY OBLIGATIONS: 28.1%
		U.S. Treasury Floating Rate Notes: 28.1%
31,520,000		0.150%, (USBMMY3M + 0.055%),07/31/2022	31,523,763	9.9
21,755,000		0.150%, (USBMMY3M + 0.055%),10/31/2022	21,754,949	6.8
36,350,000		0.209%, (USBMMY3M + 0.114%),04/30/2022	36,383,591	11.4

		Total U.S. Treasury Obligations (Cost $89,663,884)	89,662,303	28.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.4%
		Federal Home Loan Bank: 3.1%
9,800,000		1.875%,07/07/2021	9,889,172	3.1

		Federal Home Loan Mortgage Corporation: 2.3%
7,300,000		1.125%,08/12/2021	7,345,260	2.3

		Total U.S. Government Agency Obligations (Cost $17,096,378)	17,234,432	5.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.5%
1,520,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 1.139%, (US0001M + 0.980%), 05/15/2036	1,525,083	0.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,370,000	(1),(2)	FREMF 2012-K23 B Mortgage Trust, 3.656%, 10/25/2045	$9,763,752	3.0

		Total Commercial Mortgage-Backed Securities (Cost $11,125,116)	11,288,835	3.5

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
720,000	(1),(2)	Towd Point Mortgage Trust 2018-3 A2, 3.875%, 05/25/2058	794,918	0.3

		Total Asset-Backed Securities (Cost $695,904)	794,918	0.3

		Total Long-Term Investments (Cost $280,217,441)	298,526,408	93.7
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
1,927,459	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $1,927,459)	1,927,459	0.6

		Total Short-Term Investments (Cost $1,927,459)	1,927,459	0.6

		Total Investments in Securities (Cost $282,144,900)	$300,453,867	94.3
		Assets in Excess of Other Liabilities	18,211,505	5.7
		Net Assets	$318,665,372	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(3)	Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
SOFRRATE	Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$174,855,358	$—	$174,855,358
Collateralized Mortgage Obligations	—	4,690,562	—	4,690,562
Commercial Mortgage-Backed Securities	—	11,288,835	—	11,288,835
U.S. Government Agency Obligations	—	17,234,432	—	17,234,432
Asset-Backed Securities	—	794,918	—	794,918
U.S. Treasury Obligations	—	89,662,303	—	89,662,303
Short-Term Investments	1,927,459	—	—	1,927,459
Total Investments, at fair value	$1,927,459	$298,526,408	$—	$300,453,867
Other Financial Instruments+
Futures	378,359	—	—	378,359
Total Assets	$2,305,818	$298,526,408	$—	$300,832,226

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for VY® BrandywineGLOBAL- Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Treasury Ultra Long Bond	(263)	03/22/21	$(56,166,938)	$378,359
			$(56,166,938)	$378,359

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets- Unrealized appreciation*	$378,359
Total Asset Derivatives		$378,359

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,715,341
Total	$1,715,341

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$ 378,359
Total	$ 378,359

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $282,523,259.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$18,339,270
Gross Unrealized Depreciation	(30,303)
Net Unrealized Appreciation	$18,308,967

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.0803
Class I	NII	$0.1256
Class S	NII	$0.0987
All Classes	ROC	$0.0561
VY® BrandywineGLOBAL — Bond Portfolio	NII	$0.2137
	STCG	$0.0847

NII — Net investment income
STCG — Short-term capital gain
ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	133	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– December 2019).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	133	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	133	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	133	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant (May 2001– Present).	133	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015–Present	Retired.	133	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present); Formerly, Consultant, DA Capital LLC (January 2016–March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September
2014–March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel II, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 19, 2020, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT”) (together, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the management, sub-advisory, and sub-sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio, a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio, a series of VVIT, (together, the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Portfolios, the sub-advisory contracts (the “Sub-Advisory Contracts”) with BlackRock Financial Management, Inc. and Brandywine Global Investment Management, LLC, the respective sub-advisers to the Portfolios, as relevant (the “Sub-Advisers”), and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with BlackRock International Limited (the “Sub-Sub-Adviser”) for an additional one year period ending November 30, 2021.

In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members.

The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, Sub-Advisers or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager, Sub-Advisers and the Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory and, as applicable, sub-sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers, if any. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers and Sub-Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and the Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Advisers and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers and the Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers, or the Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees or sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager or relevant Sub-Adviser, respectively.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers or the Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser with respect to sub-advisory and sub-sub-advisory fee schedules, and that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by the relevant Sub-Adviser and not the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a

Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers or Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers or sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager, Sub-Advisers’ and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser, if any, are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® BrandywineGLOBAL — Bond Portfolio

In considering whether to approve the renewal of the Management Contract for VY® BrandywineGLOBAL — Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and one-year periods, and the second quintile for the three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VIT3AIS (1220-022321)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for the audit of each respective registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $29,628 for the year ended December 31, 2020 and $26,525 for the year ended December 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2020 and $0 for the year ended December 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $1,325 for the year ended December 31, 2020 and $5,107 for the year ended December 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2020 and $62 for the year ended December 31, 2019.

(1) For the year ended December 31, 2020, KPMG billed $0 for Audit Fees.

(2) For the year ended December 31, 2020, KPMG billed $22 for Tax Fees.

(3) For the year ended December 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2020 and December 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Variable Insurance Trust	$1,325	$5,170
Voya Investments, LLC (2)	$14,804,511	$107,750

(1) For the year ended December 31, 2020, KPMG billed the Registrant $22 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL – Bond Portfolio and the Board of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL – Bond Portfolio (the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolio of investments and summary portfolio of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolio of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 24, 2021

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 54.9%
		Basic Materials: 3.7%
7,005,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	$8,734,254	2.7
2,895,000		Steel Dynamics, Inc., 3.250%, 10/15/2050	3,029,528	1.0
			11,763,782	3.7

		Communications: 0.9%
780,000		Walt Disney Co/The,
		4.625%, 03/23/2040	1,042,437	0.3
1,370,000		Walt Disney Co/The,
		4.700%, 03/23/2050	1,935,158	0.6
			2,977,595	0.9

		Consumer, Cyclical: 8.8%
3,010,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	3,287,893	1.0
1,070,000	(1)	Delta Air Lines, Inc., 7.000%, 05/01/2025	1,236,082	0.4
1,400,000		General Motors Co., 6.250%, 10/02/2043	1,888,624	0.6
920,000		General Motors Co., 6.800%, 10/01/2027	1,183,152	0.4
4,395,000		General Motors Financial Co., Inc., 1.285%, (SOFRRATE + 1.200)%, 11/17/2023	4,405,665	1.4
6,050,000		Marriott International, Inc./MD, 3.500%, 10/15/2032	6,631,187	2.1
2,610,000		Southwest Airlines Co., 5.125%, 06/15/2027	3,107,114	1.0
3,015,000		Walgreens Boots Alliance, Inc., 4.100%, 04/15/2050	3,202,971	1.0
2,636,000		Walgreens Boots Alliance, Inc., 4.650%, 06/01/2046	2,945,495	0.9
			27,888,183	8.8

		Consumer, Non-cyclical: 3.2%
7,585,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	10,253,215	3.2

		Energy: 12.1%
3,925,000		Apache Corp., 4.250%, 01/15/2044	3,882,335	1.2
2,570,000		Concho Resources, Inc., 4.875%, 10/01/2047	3,481,119	1.1
235,000		Devon Energy Corp., 4.750%, 05/15/2042	265,896	0.1
265,000		Devon Energy Corp., 5.000%, 06/15/2045	313,266	0.1
665,000		Devon Energy Corp., 5.600%, 07/15/2041	813,307	0.3
1,460,000		Exxon Mobil Corp., 3.452%, 04/15/2051	1,668,711	0.5
5,465,000		Hess Corp., 5.600%, 02/15/2041	6,669,477	2.1
5,710,000		Marathon Oil Corp., 6.600%, 10/01/2037	7,053,940	2.2
3,905,000		Occidental Petroleum Corp., 3.500%, 08/15/2029	3,579,987	1.1
720,000		Petroleos Mexicanos, 6.750%, 09/21/2047	676,156	0.2
6,160,000		Petroleos Mexicanos, 7.690%, 01/23/2050	6,221,600	1.9
1,825,000	(1)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	1,850,765	0.6
1,960,000		Total Capital International SA, 3.127%, 05/29/2050	2,126,335	0.7
			38,602,894	12.1

		Financial: 11.8%
2,880,000	(2)	Bank of America Corp., 4.083%, 03/20/2051	3,641,217	1.2
5,380,000		Bank of Montreal, 0.768%, (SOFRRATE + 0.680)%, 03/10/2023	5,427,996	1.7
7,100,000		Bank of Nova Scotia/The, 0.639%, (SOFRRATE + 0.550)%, 09/15/2023	7,145,851	2.3
5,095,000		Canadian Imperial Bank of Commerce, 0.889%, (SOFRRATE + 0.800)%, 03/17/2023	5,144,278	1.6
410,000		Intercontinental Exchange, Inc., 3.000%, 06/15/2050	434,114	0.1
6,425,000	(2)	JPMorgan Chase & Co., 4.493%, 03/24/2031	7,911,767	2.5
3,300,000	(1)	Metropolitan Life Global Funding I, 0.655%, (SOFRRATE + 0.570)%, 01/13/2023	3,317,855	1.0
1,440,000	(1)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	1,569,279	0.5
2,930,000		Wells Fargo & Co., 1.240%, (US0003M + 1.025)%, 07/26/2021	2,946,023	0.9
			37,538,380	11.8

		Industrial: 4.9%
1,230,000		Boeing Co/The, 3.950%, 08/01/2059	1,316,486	0.4
800,000		Boeing Co/The, 5.705%, 05/01/2040	1,036,427	0.3
2,065,000		Boeing Co/The, 5.805%, 05/01/2050	2,852,756	0.9
1,225,000		Boeing Co/The, 5.930%, 05/01/2060	1,737,862	0.5
5,220,000		General Electric Co., 4.350%, 05/01/2050	6,348,585	2.0
2,085,000		Valmont Industries, Inc., 5.000%, 10/01/2044	2,419,714	0.8
			15,711,830	4.9

		Technology: 7.1%
5,360,000	(1)	Dell International LLC / EMC Corp., 5.300%, 10/01/2029	6,568,869	2.0

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

160,000		Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	206,731	0.1
1,920,000		Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	2,530,801	0.8
6,105,000		International Business Machines Corp., 4.250%, 05/15/2049	8,017,058	2.5
2,700,000		Oracle Corp., 3.600%, 04/01/2050	3,153,249	1.0
1,730,000		Oracle Corp., 3.850%, 04/01/2060	2,127,528	0.7
			22,604,236	7.1

		Utilities: 2.4%
2,515,000	(1)	AES Corp./The, 3.950%, 07/15/2030	2,847,697	0.9
2,530,000	(1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	2,740,369	0.9
1,680,000		Consolidated Edison Co. of New York, Inc., 3.350%, 04/01/2030	1,927,177	0.6
			7,515,243	2.4

	Total Corporate Bonds/Notes
	(Cost $157,093,109)		174,855,358	54.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.5%
1,584,844	(1),(2)	Angel Oak Mortgage Trust 2019-6 A1, 2.620%, 11/25/2059	1,610,444	0.5
850,652	(1),(2)	Angel Oak Mortgage Trust I LLC 2019-2 A1, 3.628%, 03/25/2049	872,070	0.3
2,167,154	(1),(2)	Residential Mortgage Loan Trust 2019-3 A1, 2.633%, 09/25/2059	2,208,048	0.7

	Total Collateralized Mortgage Obligations
	(Cost $4,543,050)		4,690,562	1.5

U.S. TREASURY OBLIGATIONS: 28.1%
		U.S. Treasury Floating Rate Notes: 28.1%
31,520,000		0.150%, (USBMMY3M + 0.055%),07/31/2022	31,523,763	9.9
21,755,000		0.150%, (USBMMY3M + 0.055%),10/31/2022	21,754,949	6.8
36,350,000		0.209%, (USBMMY3M + 0.114%),04/30/2022	36,383,591	11.4

	Total U.S. Treasury Obligations
	(Cost $89,663,884)		89,662,303	28.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.4%
		Federal Home Loan Bank: 3.1%
9,800,000		1.875%,07/07/2021	9,889,172	3.1
		Federal Home Loan Mortgage Corporation: 2.3%(3)
7,300,000		1.125%,08/12/2021	7,345,260	2.3

	Total U.S. Government Agency Obligations
	(Cost $17,096,378)		17,234,432	5.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.5%
1,520,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 1.139%, (US0001M + 0.980%), 05/15/2036	1,525,083	0.5
9,370,000	(1),(2)	FREMF 2012-K23 B Mortgage Trust, 3.656%, 10/25/2045	9,763,752	3.0

	Total Commercial Mortgage- Backed Securities
	(Cost $11,125,116)		11,288,835	3.5

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
720,000	(1),(2)	Towd Point Mortgage Trust 2018-3 A2, 3.875%, 05/25/2058	794,918	0.3

	Total Asset-Backed Securities
	(Cost $695,904)		794,918	0.3

	Total Long-Term Investments
	(Cost $280,217,441)		298,526,408	93.7

				Percentage
				of Net
Shares			Value	Assets
SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
1,927,459	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
		(Cost $1,927,459)	1,927,459	0.6

		Total Short-Term Investments
		(Cost $1,927,459)	1,927,459	0.6

	Total Investments in Securities
	(Cost $282,144,900)		$300,453,867	94.3
	Assets in Excess of Other Liabilities		18,211,505	5.7
	Net Assets		$318,665,372	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:

SOFRRATE	Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2021